                                                                   EXHIBIT 10.17

                         Amendment No. 6

                 TO THE A321 PURCHASE AGREEMENT
                  dated as of February 14, 1990

                             between

                         AVSA, S.A.R.L.,

                               and

             INTERNATIONAL LEASE FINANCE CORPORATION


This Amendment No. 6 (hereinafter referred to as the "Amendment") entered into as of December 27th, 1994, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the "Seller"), and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (hereinafter referred to as the "Buyer").

                           WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve (12) firmly ordered Airbus Industrie A321-100 model aircraft (the "Aircraft") and four (4) option Airbus Industrie A321-100 model aircraft (the "Option Aircraft"), which agreement, as previously amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 18, 1991, Amendment No. 2 dated as of December 10, 1992, Amendment No. 3 dated as of January 3, 1994, Amendment No. 4 dated as of February 28, 1994 and Amendment No. 5 dated as of September 23, 1994 is hereinafter called the "Agreement."

WHEREAS, the Buyer now desires to increase its order by nine (9) firmly ordered aircraft (individually and collectively referred to as the "Incremental Aircraft") and three (3) option aircraft (individually and collectively referred to as the "Incremental Option Aircraft").

ILFC-A321                                  Amdt. 6-1

WHEREAS, the Seller is a sales subsidiary of Airbus Industrie
(the "Manufacturer") and will purchase the Incremental Aircraft and Incremental Option Aircraft from the Manufacturer for resale to the Buyer.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   INCREMENTAL ORDER

     The Buyer hereby firmly orders nine (9) Incremental Aircraft and takes an option to firmly order three (3) Incremental
     Option Aircraft.

     It is agreed that the terms and conditions of the sale and purchase of the Incremental Aircraft and the Incremental Option Aircraft shall be the same as those applying to, respectively, Aircraft and Option Aircraft, except as specifically set forth to the contrary in this Amendment.

2.   SPECIFICATION

     Subclause 3.2 of the Agreement is hereby superseded and replaced by the following provisions, with respect to Incremental Aircraft and Incremental Option Aircraft:

QUOTE

     3.2 The Incremental Aircraft shall be manufactured in accordance with the A321-100 Standard Specification, Document No. E.000.01000, Issue 3, dated January 31, 1994 (a copy of which is annexed as Exhibit "A" of Amendment No. 6 to this Agreement), as amended by the change orders set forth in Exhibit "B" of Amendment No. 2 to this Agreement. Such Standard Specification, as so amended, is hereinafter referred to as the "Specification." The Specification may be further modified from time to time pursuant to the General Terms Agreement.

UNQUOTE

ILFC-A321                                  Amdt. 6-2

3.   PRICE

     Clause 4 of the Agreement is hereby superseded and replaced by the following provisions, with respect to Incremental
     Aircraft and Incremental Option Aircraft:

QUOTE

     4.1  Base Price of the Incremental Aircraft and Incremental
     Option Aircraft

     The "Base Price" of each Incremental Aircraft is the sum of:

          --the Base Price of the Airframe, and

          --the Base Price of the Propulsion Systems.

     4.1.1  Base Price of the Airframe

     The Base Price of the Airframe shall be the sum of:

     (i)  the Base Price of the standard A321-100 airframe as
     described in Exhibit "A" of Amendment No. 2 to this
     Agreement (excluding Buyer Furnished Equipment and SCN's) at delivery conditions prevailing in January 1994, which is
     *
                                                           , and
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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (ii) the Base Price of all change orders set forth in Exhibit "B" of Amendment No. 2 to this Agreement that are mutually agreed upon prior to the execution and delivery of this Agreement, at delivery conditions prevailing in January 1994, which is *

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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     This Base Price of the Airframe is subject to adjustment to the date of delivery in accordance with the Airframe Price
     Revision Formula set forth in Appendix 1 of Amendment No. 6 to this Agreement.

ILFC-A321                                  Amdt. 6-3

     4.1.2  Propulsion Systems Base Price

     4.1.2.1  Base Price of the CFM International CFM 56-5B-1
     Propulsion Systems

     The Base Price of a set of CFM 56-5B-1 Propulsion Systems is the sum of the Base Prices quoted below in (i) and (ii):

     (i)  Base Price of the CFM 56-SB-1 Engines

     The Base Price of a set of two (2) CFM 56-5B-1 engines and additional standard equipment, at delivery conditions prevailing in January 1994, which is:

          *




     Said Base Price has been calculated with reference to the
     Reference Price indicated by CFM International of
     *
                                  as defined by the Reference
     Composite Price Index of 111.82 and in accordance with delivery conditions prevailing in April 1988.

     Said Reference Price is subject to adjustment to the date of delivery of the Incremental Aircraft in accordance with the CFM International Price Revision Formula set forth in
     Appendix 2 of Amendment No. 6 to this Agreement.
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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     (ii)  Base Price of Nacelles and Thrust Reversers

     The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5B-1 engines at delivery conditions prevailing in January 1994, which is:

          *




     Said Base Price is subject to adjustment to the date of
     delivery of the Incremental Aircraft in accordance with the
     Airframe Price Revision Formula set forth in Appendix 1 of
     Amendment No. 6 to this Agreement.
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-4

     4.1.2.2  Base Price of the CFM International 56-5B-2
     Propulsion Systems

     The Base Price of a set of CFM 56-5B-2 Propulsion Systems is the sum of the Base Prices quoted below in (i), (ii) and
     (iii):

     (i)  Base Price of the CFM 56-5B-2 Engines

     The Base Price of a set of two (2) CFM 56-5B-2 engines and additional standard equipment, at delivery conditions prevailing in January 1994, which is:

          *




     Said Base Price has been calculated with reference to the
     Reference Price indicated by CFM International of
     *
                             as defined by the Reference Composite
     Price Index of 111.82 and in accordance with delivery conditions prevailing in April 1988.

     Said Reference Price is subject to adjustment to the date of delivery of the Incremental Aircraft in accordance with the
     CFM International Price Revision Formula set forth in
     Appendix 2 of Amendment No. 6 to this Agreement.
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     (ii)  Base Price of Nacelles and Thrust Reversers

     The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5B-2 engines, at delivery conditions prevailing in January 1994, which is:

          *




     Said Base Price is subject to adjustment to the date of
     delivery of the Incremental Aircraft in accordance with the
     Airframe Price Revision Formula set forth in Appendix 1 of
     Amendment No. 6 to this Agreement.
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-5

     (iii)  Base Price of the Propulsion Systems Configuration
     Option

     The Base Price of the configuration option incurred by the Seller for the CFM 56-5B-2 engines, at delivery conditions prevailing in January 1994, which is:

          *



     Said Base Price is subject to adjustment to the date of
     delivery of the Incremental Aircraft in accordance with the
     Airframe Price Revision Formula set forth in Appendix 1 of
     Amendment No. 6 to this Agreement.
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     4.1.2.3  Base Price of the International Aero Engines IAE
     Y2530-A5 Propulsion Systems

     The Base Price of a set of two (2) IAE V2530-A5 Propulsion
     Systems, including related equipment, nacelles and thrust reversers, at delivery conditions prevailing in January
     1994, is:

         *




     Said Base Price has been calculated with reference to the
     Reference Price indicated by International Aero Engines of
     *
               in accordance with theoretical delivery conditions prevailing in July 1988.

     Said Reference Price is subject to adjustment to the date of delivery of the Incremental Aircraft in accordance with the
     International Aero Engines Price Revision Formula set forth in Appendix 3 of Amendment No. 6 to this Agreement.
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     4.2  Selection of Propulsion Systems

     The Buyer shall notify the Seller in writing no later than
           *       months prior to delivery of each Incremental
     Aircraft of its selection of the Propulsion Systems to be
     installed at delivery on such Incremental Aircraft.  The
     previous sentence notwithstanding, (i) the Seller reserves
     the right to increase this       *       month lead time
     should it become necessary due to commercial or industrial constraints imposed on the Seller, and (ii) the Seller will
     reduce this       *       month lead time should commercial
     and industrial conditions allow such a reduction.
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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-6

     4.3  Validity of the Reference Price of the Propulsion
     Systems

     It is understood that the prices and the price revision formulae concerning the Propulsion Systems and related equipment are based on information received from the Propulsion Systems manufacturers and remain subject to any modifications that might be communicated by said Propulsion Systems manufacturers to the seller, the Manufacturer and/or the Buyer.

     4.4  Final Contract Price

     The Final Contract Price for any Incremental Aircraft and firmly ordered Incremental Option Aircraft at delivery thereof shall be the sum of:

     (i) the Base Price of the Airframe constituting a part of such Incremental Aircraft, as adjusted at the time of actual delivery in accordance with Subclause 4.1.1;

     (ii)  *
                                          constituting a part of
     such Incremental Aircraft to be mutually agreed in SCN's
     entered into pursuant to Clause 3 of the General Terms
     Agreement after the date of execution of Amendment No. 6 to this Agreement, as adjusted at the time of actual delivery in accordance with the Airframe Price Revision Formula in
     Appendix 1 of Amendment No. 6 to this Agreement;
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     (iii) the Base Price of the installed Propulsion Systems constituting a part of such Incremental Aircraft, as adjusted at the time of actual delivery in accordance with the applicable provisions of Subclause 4.1.2.1, 4.1.2.2 or 4.1.2.3; and

     (iv) any other amount resulting from any other provisions of Amendment No. 6 to this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Incremental Aircraft and specifically making reference to the Final Contract Price of an Incremental Aircraft.

UNQUOTE

ILFC-A321                                  Amdt. 6-7

4.   LETTER AGREEMENT NO. 1 TO THE AGREEMENT

     With respect to Incremental Aircraft, Paragraphs A, B, C and
     D of Letter Agreement No. 1 to the Agreement are hereby superseded and replaced by the following provisions:

QUOTE

     A.  Purchase Price Credit Memorandum

     A.1  Upon delivery of each Incremental Aircraft, the Seller will provide the Buyer with a credit memorandum amounting to
     *

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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     A.2 Each credit memorandum is quoted at delivery conditions prevailing in January 1994, is subject to adjustment to the date of delivery of the relevant Incremental Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to Amendment No. 6 to the Agreement and shall be used by the Buyer either to reduce the Final Contract Price of the Incremental Aircraft or to purchase goods and services from the Seller or any of its affiliates.

     B.  New Operators Credit Memorandum

     B.1 Upon delivery of each Incremental Aircraft, the Buyer shall earn the right to a credit of *
                                        , (the "Incremental
     Contribution"), which amount shall be credited by the Seller to a notional account (the "New Narrow Body Operators
     Account") upon such delivery.

     The New Narrow Body Operators Account shall be the same as the New Narrow Body Operators Account referred to in paragraph B.1 of Amendment No. 2, (dated as of even date herewith), to the A319 Purchase Agreement and B.1 of Amendment No. 12, (dated as of even date herewith), to the A320 Purchase Agreement.

     *














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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-8


     B.2  During the first        *          months after delivery of
     an Incremental Aircraft to the Buyer for which a New A321
     Operators Credit is being used, the New A321 Operators
     Credit may only be used for the benefit of the new operator.
     *







- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     C.  Promotion Credit Memorandum

     In addition, the Seller will, commencing on the date hereof provide the Buyer with a credit memorandum (not subject to escalation) of *
               per Incremental Aircraft. Such additional credit shall be used by the Buyer for the promotion of Aircraft leases.
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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-9

     D.  New Airframe Credit Memorandum

     As a special concession, the Seller will make available to the Buyer an additional airframe credit memorandum for each Incremental Aircraft, amounting to *
                                             (the "New Airframe
     Credit").

     This credit memorandum is quoted at delivery conditions prevailing in January 1994 and is subject to adjustment to the date of delivery of the relevant Incremental Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to Amendment No. 6 to the Agreement and shall be used by the Buyer either to reduce the Final Contract Price of the Incremental Aircraft or to purchase goods and services from the Seller or any of its affiliates.

     The Buyer has the option, at any time until   *  months prior
     to the delivery of an Incremental Aircraft, to direct the Seller to apply a portion of the New Airframe Credit *

























- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-10

     E.  *






























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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UNQUOTE

ILFC-A321                                  Amdt. 6-11

5.   DELIVERY SCHEDULE

     The delivery schedule set forth in Subclause 5.1 of the Agreement for Aircraft and Option Aircraft is hereby amended by the addition of the following nine (9) Incremental
     Aircraft and three (3) Incremental Option Aircraft:

          (i)       Incremental Aircraft

                    1 in April 1998
                    1 in November 1998
                    1 in April 1999
                    1 in October 1999
                    1 in January 2000
                    1 in March 2000
                    1 in April 2000
                    1 in May 2000
                    1 in November 2000

          (ii)      Incremental Option Aircraft

                    1 in February 2001
                    1 in May 2001
                    1 in October 2001

6.   PREDELIVERY PAYMENTS

     6.1  With respect to Incremental Aircraft and Incremental
     Option Aircraft, the third and fourth sentences of Subclause
     6.1 of the Agreement are hereby superseded and replaced by the following sentences:

QUOTE

     For the purpose of calculating the Predelivery Payment
     Reference Price, Y is 1994. All predelivery payments made by the Buyer prior to the date of its selection of Propulsion Systems shall be calculated based on a Predelivery Payment Reference Price containing the Base
     Price for the IAE V2530-AS Propulsion Systems.

UNQUOTE

ILFC-A321                                  Amdt. 6-12

     6.2 Subclause 6.2 of the Agreement is hereby superseded and replaced by the following provisions, with respect to Incremental Aircraft:

QUOTE

     Predelivery payments in respect of each Aircraft shall be paid to the Seller according to the following schedule:

                                        Percentage of Aircraft
                                        Predelivery Payment
               Payment Date             Reference Price

       -           *                         *

       -           *                         *




       -           *                         *




       -           *                         *




       -           *                         *



       -           *                         *


________________________________________________________

          TOTAL PAYMENT PRIOR TO DELIVERY    *
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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UNQUOTE

     6.3 Subclauses 6.4 and 6.5 of the Agreement shall not apply to the Incremental Aircraft.

ILFC-A321                                  Amdt. 6-13

7.   *

     7.1    *






















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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     7.2  *









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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


ILFC-A321                                  Amdt. 6-14





     7.3  *

     7.3.1  *
















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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     7.3.2  *








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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     7.3.3  *











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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-15

     7.4  *




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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


8.   INCREMENTAL OPTION AIRCRAFT

     For each Incremental Option Aircraft, the Buyer shall pay, upon execution of this Amendment, an option fee amounting to
     *                                               (the "Option
     Fee"). Upon exercise of an Incremental Option Aircraft, the Option Fee shall be credited against the predelivery payments due by the Buyer to the Seller as per paragraph 6 of this Amendment.

     The exercise of each Incremental Option Aircraft shall become effective upon receipt by the Seller, at the time of option exercise, of all predelivery payments that would have been due had such Incremental Option Aircraft been an Incremental Aircraft at the time of signature of this Amendment. Upon such effectivity, the Incremental Option
     Aircraft shall be considered an Incremental Aircraft under the Amendment, except that the provisions of paragraphs D and E of Letter Agreement No. 1 to the Agreement (as amended by the provisions of paragraph 4 above) shall apply to the exercised Incremental Option Aircraft only if the Buyer has irrevocably exercised its option to purchase all Incremental
     Option Aircraft by December 31, 1995.
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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.   *




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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.  INCREASED MTOW

     10.1  In the event that the Manufacturer has, as of the date
     hereof, already certified an increased          *
               capability for A321 type aircraft          *
                                       to the A321 type aircraft
         *         , and in the event such increased    *
        *   capability shall be applicable to the Incremental
     Aircraft or Aircraft then undelivered to the Buyer, then the
     Seller shall offer such capability to the Buyer.  Upon
     acceptance, such increased       *        capability shall be
     made the subject of an SCN.  The price of the SCN for
     Incremental Aircraft and Aircraft shall be, per      *
                                                    in January
     1994 delivery conditions (subject to adjustment in
     accordance with the Airframe Price Revision Formula set
     forth in Appendix 1 to this Amendment).
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ILFC-A321                                  Amdt. 6-16

     10.2 In the event that the Manufacturer, after the date hereof and before the year 2000, certifies an increased
                 *             capability for the A321 type
     aircraft that                *
                                          , and in the event such
     increased     *        capability shall be applicable to the
     Incremental Aircraft or Aircraft then undelivered to the Buyer, then the Seller shall offer such capability to the
     Buyer.  The increased      *      shall be made the subject
     of an SCN, upon the Buyer's acceptance thereof. The price of the SCN shall be (i) for Incremental Aircraft, *


                                                      , or (ii) for
     Aircraft, *                                at January 1994
     delivery conditions (subject to adjustment in accordance
     with the Airframe Price Revision Formula set forth in
     Appendix 1 to this Amendment) multiplied by the number of
     pounds of additional weight.
- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     10.3  Should a Service Bulletin ("SB") for increased     *
           or      *        be or become available for the A321 type
     aircraft, the Seller shall offer such SB to the Buyer with respect to all delivered Incremental Aircraft and Aircraft.
     The prices that the Buyer shall pay shall be the same as those quoted above in Subparagraphs 10.1 and 10.2,

     *

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     10.4  Further to the Buyer's request, the Seller will make its best reasonable efforts to develop and certify an
     *



                                                                .

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.  CONFIDENTIALITY

     Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the

ILFC-A321                                  Amdt. 6-17

     foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 11 shall survive any termination of this Amendment.

12.  EFFECT OF AMENDMENT

     The Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Agreement.

13.  GOVERNING LAW AND JURISDICTION

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE
     PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN
     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE
     FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK,
     AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND
     ACCEPTS SUCH JURISDICTION.

     THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF
     GOODS SHALL NOT APPLY TO THIS AMENDMENT.

          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.


INTERNATIONAL LEASE                AVSA, S.A.R.L.
FINANCE CORPORATION


By: /s/RG DUNCAN                 By: /s/CHRISTOPHE MOUREY
        R.G. Duncan
Its: Senior Vice President         Its: Chief Executive Officer

Date: 27 Dec 1994                 Date: December   1994

ILFC-A321                                  Amdt. 6-18

                                                       APPENDIX 1

                 AIRFRAME PRICE REVISION FORMULA

1.   BASE PRICE

     The Base Price of the Airframe is as quoted in Paragraph 3 of the Amendment.

     The Base Price of a set of two (2) nacelles and two (2) thrust reversers is as quoted in Paragraph 3 of the Amendment.

2.   BASE PERIOD

     The above Base Prices have been established in accordance with the averaged economic conditions prevailing in December
     1992/January 1993/February 1993 and corresponding to theoretical delivery conditions prevailing in January 1994 as defined by HEb and ICb index values indicated in Paragraph 4 of this Appendix 1.

     These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 1.

     HEb and ICb index values indicated in Paragraph 4 of this Appendix 1 will not be subject to any revision of these indexes.



ILFC-A321                                  Amdt. 6-19

3.   REFERENCE INDEXES

     Labor Index: "Aircraft and Parts," Standard Industrial Classification 372--Average hourly earnings (hereinafter referred to as "HE SIC 372"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

     Material Index: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4. - REVISION FORMULA

     Pn   =    (Pb + F) (0.75 HEn/HEb + 0.25 ICn/ICb)

     Where

     Pn   =    Revised Base Price of the Airframe or of the
               nacelles and thrust reversers, as applicable, at delivery of the Incremental Aircraft.

     Pb   =    Base Price of the Airframe or of the nacelles and
               thrust reversers, as applicable, at economic conditions December 1992/January 1993/February
               1993 averaged (January 1994 delivery conditions).

     F    =    (0.005 x N x Pb) Where  N = The calendar year of
               delivery of the Incremental Aircraft minus 1994.

     HEn  =    The arithmetic average of  HE SIC 372 for the
               11th, 12th and 13th months prior to the month of delivery of the Incremental Aircraft (2 decimals).

     HEb  =    HE SIC 372 for December 1992/January 1993/February
               1993 averaged (= 17.05).

     ICn  =    The arithmetic average of the IC-Index for the
               11th, 12th and 13th months prior to the month of delivery of the Incremental Aircraft (1 decimal).

     ICb  =    IC-Index for December 1992/January 1993/February
               1993 averaged (= 118.3).

     In determining the Revised Base Price at delivery of the Incremental Aircraft, each quotient shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. The final factor shall be rounded to the nearest ten thousandth (4 decimals).

     After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to 1).



ILFC-A321                                  Amdt. 6-20

5.   GENERAL PROVISIONS

5.1 If the US Department of Labor substantially revises the methodology or discontinues any of the indexes referred to in this Appendix 1, the Seller shall select a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula shall be made to accomplish this result.

5.2  The Revised Base Price at delivery of the Incremental
     Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

ILFC-A321                                  Amdt. 6-21

                                                APPENDIX 2

            CFM INTERNATIONAL PRICE REVISION FORMULA


1.   REFERENCE PRICE

     The Reference Price of a set of two (2) CFM International
     CFM 56-5B-1 or CFM-56-5B-2 engines and additional equipment, as applicable, is as quoted in Paragraph 3 of the Amendment.

     These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 2.

2.   REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

     The above Reference Price has been established in accordance with the economic conditions prevailing in October 1987 (April 1988 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 111.82.

3.   REFERENCE INDEXES

     Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

     Material Index (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

     Material Index (II): "Metals and Metal Products" Code 10 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

ILFC-A321                                  Amdt. 6-22

     Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4.   REVISION FORMULA

     Pn   =    Pb x CPIn
                    ----
                    111.82

     Where

     Pn   =    Revised Reference Price of a set of two (2)
               engines at delivery of the Incremental Aircraft.

     Pb   =    Reference Price as defined above.

     CPIn = Composite Price Index for the sixth month prior to the month of delivery of the Incremental Aircraft.

               Said Composite Price Index is composed as follows:

     CPIn =    0.55 (HEn x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                     ---
                    (11.16)

          Where

          HEn  =    HE SIC 3724 for the sixth month prior to the
                    month of delivery of the Incremental
                    Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

          ICn  =    IC-Index for the sixth month prior to the
                    month of delivery of the Incremental
                    Aircraft.

          MMPn = MMP-Index for the sixth month prior to the month of delivery of the Incremental
                    Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

          EPn  =    EP-Index for the sixth month prior to the
                    month of delivery of the Incremental
                    Aircraft.

ILFC-A321                                  Amdt. 6-23

     The Composite Price Index shall be determined to the second decimal place. If the next succeeding decimal place is five
     (5) or more, the preceding decimal figure shall be raised to the next higher figure.

     The final factor shall be rounded to the nearest thousandth
     (3 decimals).

5.   GENERAL PROVISIONS

5.1  The Revised Reference Price at delivery of the Incremental
     Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Appendix 2 or discontinues any of these indexes, the Seller shall, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Incremental Aircraft.

5.5  The Revised Reference Price at delivery of the Incremental
     Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Appendix 2.

ILFC-A321                                  Amdt. 6-24

                                                     APPENDIX 3

        INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA


1.   REFERENCE PRICE

     The Reference Price of a set of two (2) International Aero
     Engines V2530-A5 Propulsion Systems, as applicable, is as quoted in Paragraph 3 of the Amendment.

     This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 3.

2.   REFERENCE PERIOD

     The above Reference Prices have been established in accordance with the economic conditions prevailing in March 1988 (or July 1988 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Appendix 3.

3.   INDEXES

     Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

     Material Index: "Metals and Metal Products" Code 10 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

     Energy Index:  "Fuels and Related Products and Power" Code 5
     (hereinafter referred to as "EP-Index"), published by the US
     Department of Labor, Bureau of Labor Statistics, in
     "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

ILFC-A321                                  Amdt. 6-25

4.   REVISION FORMULA

     Pn = Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.10 EPn)/EPb]

     Where

     Pn   =    Revised Reference Price of a set of two (2)
               Propulsion systems at delivery of the Incremental
               Aircraft.

     Pb   =    Reference Price at economic conditions March 1988

     HEn  =    HE SIC 3724 for the fourth month prior to the
               month of delivery of the Incremental Aircraft.

     HEb  =    HE SIC 3724 for March 1988 (= 13.58)

     MMPn = MMP-Index for the fourth month prior to the month of delivery of the Incremental Aircraft.

     MMPb =    MMP-Index for March 1988 (= 115.4)

     EPn  =    EP-Index for the fourth month prior to the month
               of delivery of the Incremental Aircraft.

     EPb  =    EP-Index for March 1988 (= 65.9)

     In determining the Revised Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb and (0.10 EPn)/EPb) shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the next higher figure.

     After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to 1).

5.   GENERAL PROVISIONS

5.1  The Revised Reference Price at delivery of the Incremental
     Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

ILFC-A321                                  Amdt. 6-26

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Appendix 3 or discontinues any of these indexes, the separate Seller shall, in agreement with International Aero Engines, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the fourth month prior to the scheduled delivery of the Incremental Aircraft.

ILFC-A321                                  Amdt. 6-27

                                                   EXHIBIT A

          The A321-100 Standard Specification is contained in a separate folder.








ILFC-A321                                  Amdt. 6-28